EXHIBIT 10.29

                            EMPLOYMENT TERMINATION
                            AND SEVERANCE AGREEMENT


     This EMPLOYMENT TERMINATION AND SEVERANCE AGREEMENT (this "Agreement") made and entered into as of April 29, 1998, by and among GSE Systems, Inc., a Delaware corporation ("GSE"), GSE Erudite Software, Inc., a Delaware corporation ("Erudite" and together with GSE, the "Companies"), and Daniel Masterson (the "Employee" and together with the Companies, the "Parties").


                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Employee has entered into an Employment Agreement dated as of May 17, 1996 with GSE relating to such Employee's employment as an officer or employee of one or more of the Companies (the "Employment Agreement");

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Companies are executing and delivering an Asset Purchase Agreement (the "Keane Agreement") with Keane, Inc. ("Keane") relating to the sale to Keane of substantially all of the assets of Erudite and the assumption by Keane of certain liabilities of Erudite (the "Sale Transaction");

     WHEREAS, the Parties have agreed that effective upon consummation of the Sale Transaction (the "Effective Time"), the Employee shall resign all employment, director and other positions he may hold with either of the Companies or their affiliates, the Employment Agreements shall terminate, the Employee shall execute and deliver the noncompetition agreement attached as Exhibit E to the Keane Agreement (the "Noncompetition Agreement") and the Employee shall accept employment with Keane pursuant to the terms of the offer letter presented to him by Keane (the "Offer Letter"), all as provided herein;

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, the Parties hereby agree as follows:

       1.  Termination of Employment; Releases .
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             (a) The Employee hereby resigns each and every employment, director or other position such Employee may hold with either of the Companies or any of their affiliates. The Employment Agreement is hereby terminated and has no further force or effect.

             (b) The Employee hereby releases and forever discharges the Companies, their affiliates, and their respective officers, directors, employees and agents (the "Released Persons") from and waives any and all claims, demands, controversies, actions, causes of action, obligations, damages and liabilities of any nature whatsoever, whether at law or in equity, known or unknown, suspected or unsuspected, absolute or contingent (collectively, "Claims"), that the Employee ever had, now has, or may hereafter have against any of the Released Persons arising out of, resulting from or related to the Employee's service as an officer, director, employee or agent of either of the Companies or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to the Employment Agreement, except that nothing contained herein shall release (i) GSE from its obligations under Article VI of GSE's Bylaws as in effect on the date hereof or Section 145 of the Delaware General Corporation Law or (ii) either of the Companies from their obligations under this Agreement. The Employee hereby agrees and acknowledges that all stock options previously issued to the Employee pursuant to GSE's 1995 Long-Term Incentive Plan are hereby terminated and surrendered.

             (c) Effective upon the first anniversary of the Effective Time, each of the Companies hereby releases and forever discharges the Employee from and waives any and all Claims that either of the Companies ever had, now has, or may hereafter have against the Employee arising out of, resulting from or related to such Employee's service as an officer, director, employee or agent of either of the Companies or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to such Employee's Employment Agreement, except that nothing contained herein shall release the Employee from (i) any Claims as to which either of the Companies has provided the Employee with written notice on or prior to the first anniversary of the Effective Time or (ii) his obligations under this Agreement.

         2.  Acceptance of Employment with Keane.  The Employee hereby agrees
             -----------------------------------
to accept the offer of employment made by Keane pursuant to the Offer Letter and to execute and deliver the Offer Letter and the Noncompetition Agreement.

         3.  Certification.  The Employee hereby certifies, represents and
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warrants to the Companies as follows:

             (a) The Employee has carefully reviewed the representations and warranties made by the Companies in the Keane Agreement and the information contained in the Disclosure Schedule to the Keane Agreement, is not aware of any inaccuracy contained in any such representation, warranty or information or any breach of any such representation or warranty not fully disclosed in such Disclosure Schedule, and knows of no information inconsistent with such representations, warranties and information or necessary to make any thereof true, correct, accurate and complete in all respects on the date hereof.

             (b) The Employee will cooperate with Erudite and Keane in the preparation of financial statements of Erudite for the period ended April 30, 1998, which are required by the Keane Agreement to be delivered to Keane within 15 days after consummation of the Sale Transaction. The Employee will carefully review such financial statements and hereby represents, warrants and covenants with the Companies that such financial statements will be true, correct, accurate and complete.

         4.  Severance Payments.  In consideration of the agreements and
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certifications set forth in Sections 1-3 of this Agreement and the Employee's prior service to the Companies, Erudite hereby promises to pay to the Employee the following severance payments:

             (a) Within seven days after the Effective Time, the Companies shall cause to be paid to the Employee, a severance payment in the amount of $100,000.

             (b) Promptly after the final resolution of all claims for Damages made by Keane against either of the Companies under Article VI of the Keane Agreement, the Companies shall cause to be paid to the Employee an additional severance payment equal to the Additional Amount (as defined below) plus interest thereon at a simple annual rate of 6% for the period from the Effective Time to the date such additional severance payment is made to the Employee. As used herein, the "Additional Amount" means the difference between
(i) $50,000 minus (ii) the product of (A) 0.2970 multiplied by (B) the actual dollar amount paid or payable by either of the Companies pursuant to Article VI of the Keane Agreement (after taking into account the provisions of Section 6.5 thereof and including any reduction in the principal amount of the Note issued by Keane pursuant to the Keane Agreement as a payment made by the Companies pursuant to such Article VI) provided that (x) the dollar amount reflected in clause (B) of this sentence shall not include (1) any amounts paid or payable by the Companies that result from the inability of Keane to collect any account receivable that it acquired pursuant to the Keane Agreement if the Employee can demonstrate that the payor of such account receivable became bankrupt or insolvent after the Effective Time and that none of the Employee, Eugene Loveridge, Gary Gray, or Douglas Austin had any knowledge at the Effective Time of any information that suggested that such account receivable might be uncollectible due to the payor's financial condition or (2) any amounts payable by the Companies that result from a liability to SSI of up to $40,000 and (y) the dollar amount reflected in clause (B) of this sentence shall include only 50% of the first $50,000 of any amounts paid or payable by either of the Companies pursuant to Article VI of the Keane Agreement.

         5.  Representations and Warranties.  Each Party hereby represents and
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warrants to each other Party as follows: (a) such Party has carefully considered and reviewed the provisions of this Agreement and consulted with such Party's counsel regarding this Agreement and (b) this Agreement is a valid and binding obligation of such Party enforceable in accordance with its terms.

         6.  Miscellaneous.
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             (a)  Successors.  This Agreement shall be
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binding upon and inure to the benefit of the respective successors and assigns of each Party.

             (b)  Interpretation and Construction.  The headings of the
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Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Words such as "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section of this Agreement, unless the context clearly indicates otherwise.

             (c)  Severability.  In the event any provision of this Agreement
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shall finally be determined to be unlawful or unenforceable, such provision shall be deemed to be severed from this Agreement, and every other provision of this Agreement shall remain in full force and effect.

             (d)  Notices.  All notices, requests and other communications
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hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the address or facsimile number listed below such Party's name on the signature page hereto or if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

             (e)  Complete Agreement.  This Agreement sets forth the entire
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understanding of the Parties with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any Party or any officer, employee or representative of any Party.

             (f)  Third Parties.  This Agreement is not intended to, and shall
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not, create any rights in or confer any benefits upon anyone other than the
Parties and their successors and assigns.

             (g)  Governing Law; Consent to Jurisdiction.  This Agreement
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shall be governed by, and construed in accordance with, the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof. THE PARTIES HEREBY AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS SITTING IN THE STATE OF MARYLAND, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT. THE PARTIES AGREE TO ACCEPT SERVICE OF PROCESS PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 6(d) HEREOF.

           (i)  Waiver.  The waiver by any Party of any matter provided for
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herein shall only be effective if made in writing signed by such Party, but such waiver shall not be deemed to be a waiver of any other such matter.

           (j)  Counterparts.  More than one counterpart of this Agreement
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may be executed by the Parties , and each fully executed counterpart shall be deemed an original.

           (k)  Amendment of this Agreement.  Any amendment to this Agreement
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must be effected by the written consent of each Party who is to be bound or adversely affected by such Amendment.

           (l)  Effectiveness of this Agreement.  This Agreement shall be
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effective as of the Effective Time.  In the event the Keane Agreement is terminated or the Sale Transaction is otherwise not consummated, this Agreement shall terminate automatically and be of no further force or effect.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the Parties as of the date first above written.


                      GSE SYSTEMS, INC.


                      By: /s/ Robert W. Stroup
                          --------------------

                      Name: Robert W. Stroup
                            ----------------

                      Title: Executive Vice President
                             ------------------------

                      Address:
                      8930 Stanford Boulevard
                      Columbia, Maryland 21045
                      Attention:  President
                      Fax No.: 410-312-3720


                      GSE ERUDITE SOFTWARE, INC.


                      By: /s/ Robert W. Stroup
                          --------------------

                      Name: Robert W. Stroup
                            ----------------

                      Title: Secretary
                             ---------


                      Address:
                      8930 Stanford Boulevard
                      Columbia, Maryland 21045
                      Attention:  President
                      Fax No.: 410-312-3720


                      Daniel Masterson
                      ----------------

                      DANIEL MASTERSON

                      Address:
                      ________________________

                      ________________________

                      ________________________

                      Fax No.:________________